SUPPLEMENT TO THE PROSPECTUS

The date of this supplement is December 16, 2025.

MFS® BLENDED RESEARCH® CORE EQUITY FUND	MFS® BLENDED RESEARCH® MID CAP EQUITY FUND
MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO	MFS® BLENDED RESEARCH® SMALL CAP EQUITY FUND
MFS® BLENDED RESEARCH® CORE EQUITY ETF	MFS® BLENDED RESEARCH® SMALL CAP EQUITY PORTFOLIO
MFS® BLENDED RESEARCH® EMERGING MARKETS EQUITY ETF	MFS® BLENDED RESEARCH® VALUE EQUITY FUND
MFS® BLENDED RESEARCH® EMERGING MARKETS EQUITY FUND	MFS® EQUITY INCOME FUND
MFS® BLENDED RESEARCH® GROWTH EQUITY FUND	MFS® LOW VOLATILITY EQUITY FUND
MFS® BLENDED RESEARCH® INTERNATIONAL EQUITY ETF	MFS® LOW VOLATILITY GLOBAL EQUITY FUND
MFS® BLENDED RESEARCH® INTERNATIONAL EQUITY FUND

Effective January 1, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Nathan Bryant	January 2026	Investment Officer of MFS
Jenney Zhang	January 2026	Investment Officer of MFS

Effective immediately, the following is added after the tables in the sub-sections entitled "Portfolio Manager(s)" under the main headings entitled "Summary of Key Information" and "Management of the Fund":

Matt Krummell has announced his intention to retire effective April 7, 2027, and he will no longer be a portfolio manager of the fund as of that date.

Effective January 1, 2026, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Nathan Bryant	Portfolio Manager	Employed in the investment area of MFS since 2015
Jenney Zhang	Portfolio Manager	Employed in the investment area of MFS since 2011

MULTI-SUP-I-121625